Exhibit 99.77(q)(1)

ITEM 77Q-1 – Exhibits

(a)(1)

Articles Supplementary dated December 11, 2008 (classification and designation of Class I shares of ING Russell Large Cap Index Portfolio) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(a)(2)

Articles of Amendment dated June 19, 2009 (dissolution of ING Morningstar U.S. Growth Index Portfolio) –  Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(a)(3)

Plan of Liquidation and Dissolution of Series effective April 7, 2010 with respect to ING RussellTM Global Large Cap Index 75% Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(a)(4)

Articles of Amendment dated October 17, 2012 (dissolution of ING WisdomTree Global High-Yielding Equity Index Portfolio Class I shares) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(a)(5)

Articles of Amendment dated April 22, 2013 (dissolution of ING BlackRock Science and Technology Opportunities Portfolio) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(a)(6)

Articles of Amendment effective July 12, 2013 (name change from ING WisdomTree Global High-Yielding Equity Index Portfolio to ING Global Value Advantage Portfolio) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(a)(7)

Articles Supplementary dated August 7, 2013 (increase number of authorized shares of ING U.S. Bond Index Portfolio for Class I) – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(1)

Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated May 7, 2013 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(2)

Amended Schedule A to the Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. effective May 7, 2013 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(3)

Waiver Letter dated May 7, 2013 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated May 7, 2013 with respect to ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, and ING Hang Seng Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(4)

Waiver Letter dated August 5, 2013 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated May 7, 2013 with respect to ING Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, and ING Japan TOPIX Index® Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(5)

Side Letter Agreement dated May 7, 2013 to the Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated May 7, 2013 with respect to ING Russell™ Large Cap Growth Index Portfolio, and ING Russell™ Large Cap Value Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(6)

Waiver Letter dated May 7, 2013 to the Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated May 7, 2013 with respect to ING Australia Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(7)

Waiver Letter dated May 7, 2013 to the Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated May 7, 2013 with respect to ING Emerging Markets Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(8)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated May 7, 2013 – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(9)

Waiver Letter dated May 7, 2013 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated May 7, 2013 with respect to ING Australia Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(10)

Waiver Letter dated May 7, 2013 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated May 7, 2013 with respect to ING Emerging Markets Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.

(e)(11)

Waiver Letter dated August 5, 2013 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated May 7, 2013 with respect to ING Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, and ING Japan TOPIX Index® Portfolio – Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A on February 11, 2014 and incorporated herein by reference.